DELAWARE EQUITY FUNDS III

Delaware Focused Value Fund

Supplement to the Fund's Prospectuses dated August 27, 2002

The following replaces the information in the section of the Prospectuses entitled "Portfolio Managers" under "Who manages the Funds":

Timothy G. Connors and J. Paul Dokas have primary responsibility for making day-to-day investment decisions for Delaware Focused Value Fund. Mr. Connors and Mr. Dokas have been managing the Fund since its inception.

Timothy G. Connors, Senior Vice President/Director of Research - Fundamental, earned a bachelor's degree at the University of Virginia and an MBA degree in Finance at Tulane University. Mr. Connors co-manages Structured Products team portfolios with Mr. Dokas. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA Charterholder and a member of the Association for Investment Management and Research.

J. Paul Dokas, Senior Vice President/Director of Research - Quantitative, leads Delaware Investments' Structured Products Team in the portfolio management of over $3 billion in assets. He is also responsible for quantitative research used to develop and refine existing investment services and for making asset-allocation decisions for various Delaware Investments portfolios. He joined Delaware Investments in 1997 from Bell Atlantic Corporation, where he was Director of Trust Investment Management. He earned a bachelor's degree at Loyola College in Baltimore and a MBA degree at the University of Maryland. He is a CFA charterholder. Mr. Dokas is a member of AIMR, a member of the Society of Quantitative Analysts and a Director of the Philadelphia Society of Financial Analysts.

This Supplement is dated February 17, 2003.